SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 24, 2003
                Date of Report (date of earliest event reported)

                         Commission File Number 1-13873
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                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)


      Michigan                                         38-0819050
(State of incorporation)                    (IRS employer identification number)

   901 44th Street SE                                       49508
  Grand Rapids, Michigan                                  (Zip Code)
(Address of principal executive offices)

                                 (616) 247-2710
                         (Registrant's telephone number)

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

ITEM 12.  Results of Operations and Financial Condition

On September 24, 2003, Steelcase Inc. ("the Company") reported its second quarter fiscal 2004 results and is furnishing the earnings release pursuant to
Item 12 of Form 8-K as Exhibit 99.1 attached hereto. Members of the public are invited to listen to the Company's webcast conference call and view the accompanying presentation slides on Thursday, September 25, 2003 at 11:00 a.m. EDT through the link at www.steelcase.com. The presentation slides will be available shortly before and during the webcast. A replay of the webcast, including presentation slides, can also be accessed through the Company's website for the next 30 days.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.



                                  EXHIBIT INDEX


            Exhibit
            Number       Description
           ---------     --------------

            99.1        Earnings Release - Second Quarter Ended August 29, 2003












                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               STEELCASE INC.

Date: September 24, 2003

                                                  /S/ JAMES P. KEANE
                                                ------------------------------

                                                       James P. Keane
                                                   Senior Vice President
                                                   and Chief Financial Officer
                                                  (Duly Authorized Officer and
                                                  Principal Financial Officer)